Pension and other employee benefit plans (Tables)	6 Months Ended
Sep. 30, 2020
Components of Net Periodic Benefit Cost of Severance Indemnities and Pension Plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2019 and 2020:

	Six months ended September 30,
	2019	2020
	(in millions of yen)

Service cost-benefits earned during the period	22,729	22,695
Interest costs on projected benefit obligations	2,666	2,931
Expected return on plan assets	(20,158)	(20,073)
Amortization of prior service cost (benefits)	19	205
Amortization of net actuarial loss (gain)	(3,064)	836
Special termination benefits	2,188	4,981

Net periodic benefit cost	4,380	11,575